                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-12

                              OHIO STATE BANCSHARES
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                           OHIO STATE BANCSHARES, INC.
                               111 S. Main Street
                                Marion, OH 43302

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                 April 21, 2005

TO THE SHAREHOLDERS OF OHIO STATE BANCSHARES, INC.:

      You are hereby notified that an Annual Meeting of the shareholders of Ohio State Bancshares, Inc. (the "Company") will be held on April 21, 2005 at 5:00 p.m. (local time), at the main office of Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302, for the purpose of considering and acting upon the following:

1. ELECTION OF DIRECTORS - To elect three members of Class I (term to expire in 2007) to the Board of Directors.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed March 24, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                             By order of the Board of Directors

                                             /s/ G.E. Pendleton
                                             ------------------------------
                                             Gary E. Pendleton, President

      YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

MARCH 31, 2005

                                 PROXY STATEMENT

                               GENERAL INFORMATION

      This Proxy Statement is furnished to the shareholders of Ohio State Bancshares, Inc. ("Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of shareholders to be held on April 21, 2005, at the main office of the Company located at 111 S. Main Street, Marion, Ohio, 43302, at 5:00 p.m. ("the Meeting"). The enclosed proxy is solicited by the Board of Directors of the Company, at the Company's expense. This Proxy Statement and the enclosed form of proxy are first sent or delivered to the Company's shareholders on or about March 31, 2005.

      All shareholders who execute proxies retain the right to revoke them at any time in the manner provided below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time before they are exercised at the Meeting by filing a written notice with the Secretary of the Company or by delivering to the Secretary of the Company subsequently dated proxies prior to the commencement of the Meeting. A written notice of revocation of a proxy should be sent to the Secretary of Ohio State Bancshares, Inc., 111 South Main Street, Marion, Ohio 43302. A previously submitted proxy will also be revoked if a shareholder attends the Meeting and votes in person. In the event a shareholder attends the Meeting and does not wish to have his/her proxy used, he/she should notify the Secretary of the Company prior to the start of the business meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in accordance with the judgment of the Board of Directors of the Company on any other matters which may properly come before the Meeting.

      The Board of Directors has not established a formal process for security holders to send communications to the board of directors. The Board of Directors has determined that in light of the general accessibility of the directors in the community served by the Company, no such process is required.

                                VOTING SECURITIES

      Shareholders of record as of the close of business on March 24, 2005, are entitled to one vote for each share then held. As of March 24, 2005, the Company had 190,000 shares of common stock issued, outstanding and entitled to vote. Shareholders are entitled to one vote for each share of common stock owned as of the record date.

                                VOTING PROCEDURES

      A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

      The nominees for director who receive the largest number of votes cast "For" will be elected as directors if a quorum is present. Shares represented at the Meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

                            CERTAIN BENEFICIAL OWNERS

      As of March 24, 2005, the following persons were known to the Company to be beneficial owners of more than five percent of the Company's Common Stock.

                                      Amount and Nature of
Name of Beneficial Owner              Beneficial Ownership         Percent of Class
-------------------------------       ---------------------        ----------------
Theodore L. Graham                         10,777 (1)                   5.67%
c/o Ohio State Bancshares, Inc.
111 S. Main Street
Marion, Ohio 43302

Thurman R. Mathews                         17,993 (2)                   9.47%
c/o Ohio State Bancshares, Inc.
111 S. Main Street
Marion, Ohio 43302

Peter B. Miller                            11,526 (3)                   6.07%
c/o Ohio State Bancshares, Inc.
111 S. Main Street
Marion, Ohio 43302

Lloyd L. Johnston                          17,433 (4)                   9.17%
C/O Ohio State Bancshares, Inc.
111 S. Main Street
Marion, Ohio 43302

(1) Includes 10,537 shares owned by partnership of which Mr. Graham is a general partner.

(2)   Includes 16,549 shares owned by spouse.

(3)   Includes 11,448 shares owned jointly with spouse

(4) Includes 16,573 shares owned by a controlled company, and 460 shares owned jointly with spouse.

                              ELECTION OF DIRECTORS

      The Company's Board of Directors is presently composed of seven (7) members who are elected to classes. The nominees for election at this Annual Meeting will stand for election to a two-year term expiring at the Annual Shareholder's meeting in 2007. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the nominees.

      Director candidates are nominated by the Company's Nominating and Corporate Governance Committee. It is the intention of the person named in the Proxy to vote for the election of all nominees named. If any nominee(s) shall be unable to serve which is not now contemplated, the proxies will be voted for such substitute nominees(s) as the Nominating and Corporate Governance Committee recommends. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the three (3) nominees specified above unless otherwise instructed by the shareholder. Shares not voted by brokers and other entities holding shares on behalf of other beneficial owners will not be counted and will have no effect on the outcome of the election. Nominees receiving the three (3) highest totals of votes cast in the election will be elected as directors.

      Neither the Board nor the Nominating and Corporate Governance Committee has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organization meeting directly following the Annual Meeting, which results in most directors being able to the attend the Annual Meeting. All seven directors of the Company attended the Annual Meeting of Shareholders held in 2004.

      The following table sets forth for each of the nominees and for each director continuing in office, name, age (as of March 24, 2005), principal occupation(s) during the past five years, the year they first became a director, year of expiration of the proposed or current term as a director, and the number of shares of the Company beneficially owned by such person.

                      [This space intentionally left blank]

      The following tables set forth information with respect to each Class I Director, each of whom is a nominee for re-election at the forthcoming Annual Meeting, and with respect to each incumbent Director in Class II of the Board of Directors not currently up for re-election at the Annual Meeting.

                                     Class I
                         Nominees (Term to Expire 2005)

                                                                                          Shares of Stock
                                                                                           Beneficially
                                                                                           Owner as of
Name and Mailing Address(8)  Age               Occupation                Director Since     03-24-05       % of Class
---------------------------  ---   -----------------------------------   --------------   ---------------  ----------
Peter B. Miller               68   President, Pete Miller, Inc.               1997          11,526 (6)        6.07%

Gary E. Pendleton             60   Banker, Ohio State Bancshares, Inc.        1990            2005 (7)        1.05%

Lloyd L. Johnston             72   Chairman of the Board, Johnston            1989          17,433 (1)        9.17%
                                   Supply Co. (Wholesale Plumbing
                                   Supplies)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR THE POSITION OF DIRECTOR.

                                    Class II
                         Nominees (Term to Expire 2006)

                                                                                          Shares of Stock
                                                                                           Beneficially
                                                                                           Owner as of
Name and Mailing Address(8)  Age               Occupation                Director Since     03-24-05       % of Class
---------------------------  ---   -----------------------------------   --------------   ---------------  ----------
Theodore L. Graham            59   Managing Partner, Graham Investment   1991               10,777 (2)         5.67%
                                   Co. (Warehousing and Real Estate
                                   Development)

Lois J. Fisher                56   Commercial Real Estate Development    1994                  708 (3)          .37%

Thurman R. Mathews            76   Owner, Mathews, Kennedy Ford          1994               17,993 (4)         9.47%
                                   Lincoln Mercury, Marion

Fred K. White                 70   Real Estate Agent, HER Kinney         1994                  500 (5)         0.26%
                                   Properties*

* Prior to joining HER Kinney Properties, Mr. White was Division Manager of Ohio Edison (utility company).

Executive Officers and Directors as a Group (10 Persons)     61,523      32.38%

(1) Includes 16,573 shares owned by a controlled company, and 460 shares owned jointly with spouse.

(2) Includes 10,537 shares owned by partnership of which Mr. Graham is a general partner.

(3)   Includes 500 shares held in a trust of which Ms. Fisher is the Trustee.

(4)   Includes 16,549 shares owned by spouse.

(5)   Includes 500 shares owned by Fred K. White Living Trust.

(6)   Includes 11,448 shares held jointly with spouse.

(7)   Includes 507 shares owned jointly with spouse.

(8) The mailing address of each Director for receipt of communications in connection with these materials is 111 S. Main Street, Marion, Ohio 43302, such being the address of the principal offices of the Company.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Company's sole business activity is the operation of its subsidiary banking operation, The Ohio State Bank, hereinafter referred sometimes individually as "Bank" or collectively with the Company as "Company." The Boards of Directors of the Bank and the Company are comprised of the same persons at the present time. Disclosure of information regarding committees is therefore presented for both the Company and the Bank.

      The Board of Directors of the Company conducts its business through meetings of the Board. During the fiscal year ended December 31, 2004, the Board of Directors of the Company held a total of fifteen (15) regular and special meetings. Each director of the Company attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period. The Board of Directors of the Company also operates through standing Nominating and Governance, Audit, and Compensation Committees. General information regarding the membership and functions of each of these committees is provided below.

      The Company has an Audit Committee established by and amongst the Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committees primary function involves the overseeing of the accounting and financial reporting process of the Company and the audits of its financial statements. In this regard, the Audit Committee of the Company is responsible for the engagement of the independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Company, approving the annual audit plans, and reviewing the results of procedures for internal auditing, reviewing the independence of the independent auditors, regarding the Company's financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Company's internal controls and similar functions and approval of audit and non-auditing services performed by the independent auditors. This Committee also operates under a written charter, a copy of which was provided to shareholders as an appendix to the proxy materials delivered in connection with our 2004 annual meeting. This Committee, which met four times during 2004, is chaired by Mr. White and otherwise includes Messrs. Miller, Fisher, Johnston and Graham. Each member of the Audit Committee is independent in accordance with Rule 4200(A)(15) of the National Association of Securities Dealers listing standards. The formal report of the Audit committee with respect the year 2004 is contained elsewhere herein.

      The Nominating and Governance Committee met one time in 2004. This Committee considers and proposes director nominees to the full Board of Directors for election at the Annual Meeting; selects candidates to fill Board vacancies as they may occur; makes recommendations to the Board regarding Board committee memberships; and performs any other functions or duties deemed appropriate. The Nominating and Governance Committee is chaired by Mr. Johnston and otherwise includes Messrs. White and Graham. The Committee operates under a written charter, a copy of which is provided to shareholders as Appendix A to this proxy statement. This charter is not otherwise available for on-line viewing on any website of the Company or otherwise. Each member of the Committee is independent in accordance with Rule 4200(A)(15) of the National Association of Securities Dealers listing standards. While the

Nominating and Governance Committee will consider nominating persons recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any procedures for this purpose. The Committee has determined that based upon the Company's size and the accessibility of the directors and executive management to the shareholders, no such policy or procedures are presently required. However, shareholders may also nominate persons for election to the Board of Directors by following the procedures contained in the Company's Code of Regulations. These procedures are discussed more thoroughly in this proxy statement under the section captioned "Shareholder Proposals." The identification and evaluation of all candidates for nominee to the Board of Director are undertaken on an ad hoc basis within the context of the Corporation's strategic initiatives at the time a vacancy occurs on the Board. In evaluating candidates, the Committee considers a variety of factors, including the candidate's integrity, independence, qualifications, skills, experience (including experiences in finance and banking), familiarity with accounting rules and practices, and compatibility with existing members of the Board. Other than the foregoing, there are no stated minimum criteria for nominees, although the Committee may consider such other factors as it may deem at the time to be in the best interest of the Company and its shareholders, which factors may change from time to time.

      The Compensation Committee, which met five times during 2004, is chaired by Mr. Johnston and otherwise includes Messrs. White and Mathews. This Committee has the responsibility of establishing and implementing the compensation policies and practices of the Company. In discharging this responsibility, the Compensation Committee is charged generally with: the review and evaluation of chief executive officer and senior management performance; the setting of compensation for the chief executive officer and other members of senior management; the evaluation and setting of director compensation; the making of recommendations to the full Board of Directors regarding incentive compensation plans, deferred compensation plans, executive retirement plans, and equity-based compensation plans, and the administration of such plans if ultimately adopted.

                             AUDIT COMMITTEE REPORT

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company fling under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein.

      The Audit Committee of the Company's Board of Directors is composed of four directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards and operates under a written charter adopted by the Board of Directors. The members of the Committee are Fred K. White, Chairman, Lois J. Fisher, Lloyd Johnston, Theodore Graham, and Peter B. Miller. During 2004 the Audit Committee met 4 times and discussed the financial information contained in each quarterly filing made with the Securities and Exchange Commission, with the Chief Executive Officer, Chief Financial Officer and independent auditor.

      Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

      The Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

      The Corporation's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

      Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

Fred K. White, Chairman
Lois J. Fisher
Peter B. Miller
Lloyd L. Johnston
Theodore L. Graham

                         PRINCIPAL ACCOUNTING FIRM FEES

      Company's independent accountants billed the aggregate fees shown below for the indicated services rendered to Company and its subsidiaries for the year 2004.

                                                       2003              2004
                                                     ---------         --------
Audit Fees                                           $  36,000         $ 38,200
Audit Related Fees (a)                                  12,000           12,500
Tax Fees (b)                                             6,575            6,950
All Other Fees                                       $  20,750(c)      $ 14,975(d)

  (a) Include fees for service relating to Statement on Auditing Standards Nos. 70 and 71.

  (b) Includes fees for services related to tax compliance and tax planning.

  (c) Includes permitted internal audit outsourcing.

  (d) Includes fees for services related to establishing and implementing policies and mechanisms for senior management's review and evaluation of the Company's internal control over financial reporting, pursuant to the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

      The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of its auditing firm.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The Company is required to provide certain summary information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and the four highest paid executive officers whose base salary and bonus exceeded $100,000, for the fiscal years ended December 31, 2004, 2003, and 2002. As applied to the Company, the Company's Executive Officer's compensation is required to be disclosed as follows:

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                                                  Other Annual           All Other
Name and Principal Position       Year       Salary ($)      Bonus ($)          Compensation ($)      Compensation ($)
----------------------------      ----       ----------      ---------          ----------------      ----------------
Gary E. Pendleton,                2004        114,800          42,151               18,762(1)            408,748(2)
President Ohio State              2003        104,800          68,596               17,964               205,710
Bancshares, Inc.                  2002         94,800         110,000               91,261                49,377

Steve Strine,                     2004         87,300          15,714                5,344(3)              4,324(4)
Senior Vice President,
Chief Lending Officer,
The Ohio State Bank

(1) Includes payments for use of an automobile ($7,691), memberships in various clubs ($5,292), which are used primarily for Company business, and premiums in certain medical insurance benefits ($5,779).

(2) Includes the Company's 401(k) plan matching amount ($6,245), term life insurance premiums ($848), and accruals under the Company's non-qualified Supplemental Retirement Plan ($401,655).

(3) Includes premiums on certain medical insurance benefits ($5,344).

(4) Includes the Company's 401(k) plan matching amount ($3,495), and term life insurance premiums ($831).

                           CHANGE OF CONTROL AGREEMENT

      The Company has entered into a Change in Control Agreement with Mr. Pendleton. The terms of the agreement provide that in the event of a sale, merger or similar transaction of the

Company in which the Company is not the surviving corporation, Mr. Pendleton is entitled a severance payment equal to three times his annual compensation, which is defined to include his then current Salary plus his previous year's cash bonus. The severance payment is payable in the event of his involuntary termination of employment within two years of the Change in Control or his voluntary termination during the period beginning three months following the Change in Control and ending six months after the Change in Control. In addition, Mr. Pendleton is entitled under the terms of the Agreement to receive certain health, disability, dental life insurance and other benefits for a two-year period following a Change in Control. The agreement provides for the reimbursement of certain excise taxes imposed upon payments received by Mr. Pendleton, which are deemed "excess parachute" payments under the provisions of
Section 280G of the Internal Revenue Code.

      Change of Control of the Company" is defined in the Change of Control Agreement to mean: (i) the acquisition by a person or persons acting in concert with the power to vote 35 percent or more of a class of the Company's voting securities; or (ii) a merger, consolidation, sale of assets, reorganization, or proxy contest, is consummated and, as a consequence of which, members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter, (iii) during any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board (including for this purpose any new director whose election or nomination for election by The Company's stockholders was approved by a vote of at least one-half of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board, or (iv) a merger, consolidation or reorganization is consummated with any other corporation pursuant to which the shareholders of The Company immediately prior to the merger, consolidation or reorganization do not immediately thereafter directly or indirectly own more than fifty percent (50%) of the combined voting power of the voting securities entitled to vote in the election of directors of the merged, consolidated or reorganized entity.

                          SUPPLEMENTAL RETIREMENT PLAN

      During 2004, the Corporation amended its Executive Indexed Salary Continuation Plan ("Supplemental Plan") with Mr. Pendleton. The purpose of the Supplemental Plan is to supplement Mr. Pendleton's retirement income. Pursuant to the terms of the Supplemental Plan, at Mr. Pendleton's retirement, or upon termination of employment resulting from his disability, he will be entitled to receive an annual payment of $75,000 during the first 5 years and $80,000 per year thereafter for the longer of his life or the life of his spouse. In the event Mr. Pendleton and his spouse should die before receiving aggregate benefits of $750,000, their beneficiary will be entitled to receive a payment in the amount necessary to equal $750,000 when added together with all payments received by Mr. Pendleton and his spouse prior to death. In the event of Mr. Pendleton's death during his employment, his wife will be entitled to receive payments under the Supplemental Plan until her death.

                             DIRECTORS' COMPENSATION

      Directors are paid $300 per month and $100 per month is retained and paid at year end provided Board attendance is not less than 75%. The Chairman of the Board receives $350 per month and $125 per month is retained and paid at year end provided Board attendance is not less than 75%.

                              CERTAIN TRANSACTIONS

      Some of the directors of the Company, as well as the companies with which such directors are associated, are customers of, and have had transactions with the Company (through The Ohio State Bank) in the ordinary course of the Company's business in 2004. These transactions consisted of extensions of credit in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. In the opinion of management of the company and its subsidiaries, these transactions do not involve more than normal risk of collectible or present other unfavorable features.

      The Company, through is subsidiary, expects to have in the future, banking transactions, in the ordinary course of its business with directors, officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectibility or present other unfavorable features.

                              SELECTION OF AUDITORS

      The Board of Directors has selected the firm of Crowe, Chizek and Company LLP, independent public accountants, to serve as auditors for the current fiscal year.

      Representatives of Crowe, Chizek and Company LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

            COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of Section 16(a) forms furnished to the Company during, or with respect to, the most recent fiscal year, the Company believes that for the period January 1, 2004 through December 31, 2004, its executive officers and Directors complied with all filings requirements applicable to them on Form 4. The Company has no shareholders who are ten percent beneficial owners.

                              SHAREHOLDER PROPOSALS

      If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting to be held in 2006, the proposal must be received by the Secretary at the principal executive offices of Ohio State Bancshares, Inc., 111 South Main Street, Marion, Ohio 43302, prior to the close of business on November 30, 2005. Proposals from shareholders for next year's annual meeting received by the Company after February 12, 2006 will be considered untimely. With respect to such proposals, the Company will vote all shares for which it has received proxies in the interest of the Company as determined in the sole discretion of its Board of Directors. The Company also retains its authority to discretionarily vote proxies with respect to shareholder proposals received by the Company after November 30, 2005 but prior to February 12, 2006, unless the proposing shareholder takes the necessary steps outlined in Rule 14a-4(c)(2) under the Securities Exchange Act of 1934 to ensure the proper delivery of proxy materials related to the proposal.

      The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company not fewer than 14 days in advance of the meeting unless the Company provides shareholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in our Code of Regulations. Any shareholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.

                                  OTHER MATTERS

      The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Corporation's 2004 report filed with the Securities and Exchange Commission, on Form 10-KSB, is available without charge to shareholders. Address all requests, in writing, for this document to Mr. Gary Pendleton, President, Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302.

                                      By Order of the Board of Directors of
                                      Ohio State Bancshares, Inc.

                                      /s/ Gary Pendleton
                                      -------------------------
                                      Gary Pendleton, President

                                                                      APPENDIX A

                           OHIO STATE BANCSHARES, INC.
                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                               STATEMENT OF POLICY

The Nominating and Governance Committee shall provide assistance to the board of directors in fulfilling the board of directors' responsibilities for director nominations and appointments, and board of directors and corporate governance.

ORGANIZATION

The members of the Nominating and Governance Committee shall be appointed by the board of directors and may be removed by the board of directors. The Nominating and Governance Committee shall meet on the call of its chairman. The Nominating and Governance Committee has the sole authority to retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm's fees and other retention terms. There will be at least three members of the Nominating and Governance Committee. A majority of the members of the Nominating and Governance Committee shall be a quorum to transact business.

QUALIFICATIONS

The Nominating and Governance Committee shall be composed entirely of independent directors, determined by the board of directors under the Ohio State Bancshares, Inc. Corporate Governance Guidelines.

POWERS, DUTIES, AND RESPONSIBILITIES

In discharging its responsibilities to review, authorize and approve director nominations, director compensation and corporate governance, the Nominating and Governance Committee shall:

      - actively seek individuals qualified to become members of the board of directors;

      - from time to time recommend individuals for appointment as directors by the board of directors;

      - set the number of directors that shall constitute the whole board of directors;

      - recommend to the whole board of directors nominees for director for nomination by the board of directors for approval by shareholders at an annual meeting of shareholders or special meeting of shareholders;

      - recommend to the board of directors the establishment, charter and membership of the various committees of the board of directors;

      - recommend to the board of directors corporate governance guidelines for Ohio State Bancshares, Inc.;

      - consider and advise the board of directors on other matters relating to the affairs or governance of the board of directors;

      - annually review and if necessary or appropriate, update this charter for consideration by the board of directors;

      - annually evaluate the performance and function of the Nominating and Governance Committee; and

      - report the matters considered and actions taken by the Nominating and Governance Committee to the board of directors.

                           PROXY FOR ANNUAL MEETING OF
                           OHIO STATE BANCSHARES, INC.
                                  MARION, OHIO

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of Ohio State Bancshares, Inc., Marion, Ohio, do hereby nominate, constitute, and appoint Theodore L. Graham, Lois J. Fisher, Thurman R. Mathews, or any one of them (with full power of substitution for me and in my name, place and stead) to vote all the common stock of said Company, standing in my name on its books on March 24, 2005, at the Annual Meeting of its shareholders to be held at the main office of Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302, on April 21, 2005 at 5:00 p.m. (local time), or any adjournments thereof with all the powers the undersigned would possess if personally present as follows:

1. To elect three (3) members of Class I (term to expire 2007) to the Board of Directors.

                      PETER B. MILLER
                      GARY E. PENDLETON
                      LLOYD L. JOHNSTON

                                                                                                   INSTRUCTIONS:
         For All Nominees                                                              To withhold authority to vote for any
(Except as marked to the contrary)     Withhold Authority to Vote For all Nominees     individual director(s), indicate your
             [ ]                                        [ ]                            vote as "For All Nominees" and strike
                                                                                       a line through the nominee's name.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE ABOVE NOMINEES UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

The Board of Directors recommends a vote "FOR" the the directors nominated by the Board of Directors. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

                   __________________________________________

________________________________________         _________________________
          (STOCKHOLDER SIGNATURE)                        (DATE)

________________________________________         _________________________
          (STOCKHOLDER SIGNATURE)                        (DATE)

Please Print Name______________________________________

Please Print Number of Shares__________________________

(WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.)

PLEASE SIGN AND RETURN IMMEDIATELY IN THE ENCLOSED POSTPAID ENVELOPE WHETHER OR
                   NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.